ING SERIES FUND, INC.

ING Balanced Fund

Supplement dated May 14, 2010

To the ING Balanced Fund’s Class A, Class B and Class C Prospectus,

Class I and Class W Prospectus and Class O Prospectus and

to the Fund’s Class A, Class B, Class C, Class I, Class O, and Class W

Statement of Additional Information (“SAI”)

each dated September 30, 2009

On or about March 11, 2010, the Board of Directors of ING Series Fund, Inc. (“Board”) approved a proposal to reorganize the ING Balanced Fund (“Disappearing Fund”) into ING Strategic Allocation Conservative Fund (to be renamed ING Capital Allocation Fund on or about August 21, 2010) (“Surviving Fund”) (“Reorganization”).

The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the third quarter of 2010, it is expected that the Reorganization will occur on or about August 21, 2010 (“Closing Date”). The Disappearing Fund may engage in transition management techniques prior to the Closing Date during which time the Disappearing Fund may not pursue its investment objective and investment strategies. Shareholders of the Disappearing Fund will be notified if the Reorganization is not approved.

If the Reorganization is approved, any contingent deferred sales charge that would be applicable on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from May 14, 2010 (“Record Date”) through and until thirty (30) days following the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE